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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                        DATE OF REPORT: JANUARY 28, 2002


                              CHECKFREE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



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

           Delaware                               0-26802                              58-2360335
----------------------------------        ---------------------------        ------------------------------
 (STATE OR OTHER JURISDICTION OF            (COMMISSION FILE NO.)                     (IRS EMPLOYER
     OF INCORPORATION OR                                                          IDENTIFICATION NUMBER)
        ORGANIZATION)


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                           4411 East Jones Bridge Road
                             Norcross, Georgia 30092
                                 (678) 375-3000
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)



                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 5. OTHER EVENTS.

     CheckFree Corporation, a Delaware corporation ("CheckFree"), has appointed Wells Fargo Bank Minnesota, National Association to serve as CheckFree's transfer agent and registrar, effective January 28, 2002.

     CheckFree has also appointed Wells Fargo Bank Minnesota, National Association as Successor Trustee with respect to the $172,500,000 CheckFree 6 1/2% Convertible Subordinated Notes due 2006.

     CheckFree has also amended its stockholder rights plan. The Substitution of Successor Rights Agent and Amendment No. 3 to Rights Agreement, dated January 25, 2002 and effective January 28, 2002, between CheckFree Corporation and Wells Fargo Bank Minnesota, National Association, as successor Rights Agent, is attached as Exhibit 4.1 hereto and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  EXHIBITS.

          EXHIBIT NO.                      DESCRIPTION

             4.1       Substitution of Successor Rights Agent and Amendment
                       No. 3 to Rights Agreement, dated January 25, 2002 and effective January 28, 2002, between CheckFree Corporation and Wells Fargo Bank Minnesota, National Association, as successor Rights Agent.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CHECKFREE CORPORATION



Date: January 28, 2002               By:   /s/ David E. Mangum
                                         ------------------------------------
                                           David E. Mangum, Executive Vice
                                           President and Chief Financial Officer












                                       2


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                                  EXHIBIT INDEX



   EXHIBIT NO.                            DESCRIPTION

      4.1* Substitution of Successor Rights Agent and Amendment No. 3 to Rights Agreement, dated January 25, 2002 and effective January 28, 2002, between CheckFree Corporation and Wells Fargo Bank Minnesota, National Association, as successor Rights Agent.



--------------------------------

*  Filed with this report.